UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Dr. Nicola Finley

On June 18, 2022, Dr. Nicola Finley advised the Company's board of directors that she will resign as a board member of the Company and that her resignation is effective immediately. Dr Finley also notified the board of directors of her willingness to voluntarily relinquish the compensatory options referenced in her Director Agreement dated August 29, 2021.

The resignation of Dr. Finley was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Melisse Gelula

On June 20, 2022, the Company's board of directors unanimously approved the appointment of Melisse Gelula as a non-executive independent director of the Company, effective immediately.

Ms. Gelula is Co-Founder and former Chief Creative Officer for Well+Good, a wellness-focused media company that was acquired by Leaf Group Ltd. (NYSE: LEAF) in 2018. Gelula was honored by Inc. Magazine as one of the 9 Most Creative Entrepreneurs of 2018 and by AdWeek (June 2018), recognized as 10 Writers and Editors Who Are Changing the National Conversation. Gelula is also the former editor-in-chief of SpaFinderLifestyle.com, beauty director at Luxury SpaFinder Magazine, and travel editor at Fodor's Travel Publications. She is an advisory board member of the Global Wellness Institute and a member of its Mental Wellness Initiative. Gelula earned her B.A. from the University of Iowa and an M.A. from the University of Toronto.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: June 24, 2022	/s/ Ian James
Ian James Chief Executive Officer